Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of May 27, 2005, by and among DEAN FOODS COMPANY, a Delaware corporation (the “Borrower”), those certain subsidiaries of the Borrower party to the Credit Agreement referred to below (the “Guarantors”), the lenders party to the Credit Agreement defined below (the “Lenders”) pursuant to the authorization (in the form attached hereto as Annex I, the “Authorization”), WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent for the Lenders (the “Administrative Agent”), JPMORGAN CHASE BANK, N.A., as Syndication Agent for the Lenders (the “Syndication Agent”) and BANK OF AMERICA, N.A., HARRIS TRUST AND SAVINGS BANK and SUNTRUST BANK, each as a documentation agent (collectively, the “Documentation Agents”). Except as otherwise defined in this Amendment, terms defined in the Credit Agreement referred to below are used herein as defined therein.

RECITALS

     WHEREAS, the Borrower, the Guarantors, the Administrative Agent, the Syndication Agent, the Documentation Agents and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of August 13, 2004 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), pursuant to which the Lenders have extended certain credit facilities to the Borrower;

     WHEREAS, the Borrower has requested that the Lenders consent to certain modifications to the Credit Agreement; and

     WHEREAS, the Lenders party hereto have agreed to amend the Credit Agreement on the terms and subject to the conditions set forth in this Amendment.

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     Section 1. Amendments to Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the parties hereby agree that the Credit Agreement shall be amended as follows:

     (A) Amendment to Existing Defined Terms. Section 1.1 (“Defined Terms”) of the Credit Agreement shall be amended by deleting the defined term “Applicable Percentage” in its entirety and replacing it with the following:

     “Applicable Percentage” shall mean, for any day, the rate per annum set forth below opposite the applicable level (the “Level”) then in effect, determined on the basis of the Borrower’s debt rating for senior secured long-term debt (the “Debt Rating”) as determined by S&P and Moody’s, it being understood that the Applicable Percentage for (a) Revolving-1 Loans and Tranche A-1 Term Loans which are Alternate Base Rate Loans shall be the percentage set forth under the column “Alternate Base Rate Margin for Revolving-1 Loans and Tranche A-1 Term Loans”, (b) Revolving-1 Loans and Tranche A-1 Term Loans which are LIBOR Rate Loans shall be the percentage set forth under the column “LIBOR Rate

Margin for Revolving-1 Loans, Tranche A-1 Term Loans and Letter of Credit Fee”, (c) the Letter of Credit Fee shall be the percentage set forth under the column “LIBOR Rate Margin for Revolving-1 Loans, Tranche A-1 Term Loans and Letter of Credit Fee” and (d) the Commitment Fee shall be the percentage set forth under the column “Commitment Fee”:

		LIBOR Rate	Alternate
		Margin for	Base Rate
		Revolving-1 Loans,	Margin for
		Tranche	Revolving-1 Loans
	Debt Rating	A-1 Term Loans and	and Tranche
Level	(S&P/Moody’s)	Letter of Credit Fee	A-1 Term Loans	Commitment Fee
I	BBB or higher/Baa2 or higher	0.500%	0.000%	0.125%
II	BBB-/Baa3	0.625%	0.000%	0.150%
III	BB+/Ba1	0.750%	0.000%	0.175%
IV	BB/Ba2	1.125%	0.000%	0.250%
V	BB- or lower/Ba3 or lower	1.500%	0.250%	0.300%

provided, that if (i) only one of S&P or Moody’s shall have in effect a Debt Rating, then such Debt Rating shall be utilized to determine the Level; and (ii) neither S&P nor Moody’s shall have in effect a Debt Rating, then such Debt Rating shall be deemed to be Level V. In the event that the corresponding Debt Ratings publicly announced by S&P and Moody’s listed above differ, the Applicable Percentage shall be that Level which corresponds to the Debt Rating which is one rating immediately below the higher of the two announced Debt Ratings. Any change in the Applicable Percentage shall be effective as of the Business Day on which the increase or decrease, as applicable, in the applicable Debt Rating is announced or is made publicly available. If the rating system of S&P and Moody’s shall change, or if both of such rating agencies shall cease to be in the business of rating corporate debt obligations, the Borrower and the Lenders shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of ratings from such rating agencies and, pending the effectiveness of any such amendment, the Applicable Percentage shall be determined by reference to the Debt Rating most recently in effect prior to such change or cessation.

The initial Applicable Percentage on the First Amendment Effective Date shall be determined based upon the Debt Rating in effect on the First Amendment Effective Date. Thereafter, each change in the Applicable Percentage shall be effective as of the Business Day on which the change in the applicable Debt Rating is announced or is made publicly available.

With respect to each LIBOR Rate Loan denominated in an Alternative Currency, the Applicable Percentage shall be increased by an amount equal to the applicable Mandatory Cost, as determined pursuant to the relevant formula set forth on Schedule 1.1(d).

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     (B) Amendment to Add New Defined Terms. Section 1.1 (“Defined Terms”) of the Credit Agreement shall be amended effective as of the date hereof by adding the following defined terms in appropriate alphabetical order:

     “First Amendment” shall mean the First Amendment to this Agreement dated as of May 27, 2005.

     “First Amendment Effective Date” shall mean the date upon which all of the conditions precedent set forth in the First Amendment shall have been satisfied.

     Section 2. Commitment Reductions. Notwithstanding anything to the contrary contained herein and in the Credit Agreement, the Lenders agree that in connection with the replacement of any Lender pursuant to Section 2.23 of the Credit Agreement (whether in connection with the First Amendment or any other amendment or other modification to any Credit Document) the Borrower may elect to terminate all or any portion of the outstanding Commitment of, and/or repay all or any portion of the outstanding Loans of, any Replaced Lender in lieu of (or in combination with) an assignment to a Replacement Lender or Replacement Lenders; provided that (a) such Replaced Lender shall have received payment in full of all amounts required to be paid to such Replaced Lender pursuant to Section 2.23 of the Credit Agreement and (b) the portion (if any) of such Replaced Lender’s Commitments that are not terminated and/or Loans that are not repaid by the Borrower shall be assigned to a Replacement Lender or Replacement Lenders pursuant to Section 2.23 of the Credit Agreement. Furthermore, the Administrative Agent shall make such reallocations of outstanding Extensions of Credit as it deems necessary to reflect changes to the Register resulting from any such termination, repayment or replacement; provided that the amount of any Lender’s Commitment shall not be increased without the written consent of such Lender.

     Section 3. Representations and Warranties. Each of the Credit Parties represents and warrants as follows:

     (A) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment and each other document executed in connection herewith to which it is a party in accordance with their respective terms.

     (B) This Amendment and each other document executed in connection herewith has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to: (1) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (2) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

     (C) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment, other than filings required to comply with applicable securities laws.

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     (D) After giving effect to this Amendment, the representations and warranties set forth in the Credit Agreement are, subject to the limitations set forth therein, true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date).

     (E) No Default or Event of Default has occurred and is continuing as of the date hereof.

     Section 4. Conditions Precedent. This Amendment shall become effective on the date hereof upon satisfaction (or waiver) of each of the following conditions precedent:

     (A) This Amendment. The Administrative Agent shall have received (1) a duly executed counterpart of this Amendment from the Administrative Agent and each Credit Party and (2) the necessary Authorizations from the Lenders.

     (B) Costs, Expenses and Fees. The Borrower shall have paid (1) any and all out-of-pocket costs (to the extent invoiced on or prior to the date hereof) incurred by the Agents or the Arrangers (including the reasonable fees and expenses of each Agent’s legal counsel and other advisors and professionals engaged by the Agents or the Arrangers in connection with this Amendment), (2) all fees and other amounts payable to either Agent in connection with the arrangement, negotiation, execution and delivery of this Amendment and (3) all amendment fees payable to each of the Lenders that consents to the Amendment by 12:00 P.M. (Eastern time) on May 23, 2005.

     (C) Other Documents. The Administrative Agent shall have received any other documents, certificates or instruments reasonably requested thereby in connection with the execution of this Amendment.

Section 5. Acknowledgement of Guarantors and Reaffirmation of Security Documents.

     (A) By their execution hereof, each of the Guarantors listed on the signature pages to this Amendment hereby expressly (1) consents to the modifications and amendments set forth in this Amendment, (2) reaffirms all of its respective covenants, representations, warranties and other obligations set forth in the Credit Agreement and the other Credit Documents to which it is a party, (3) acknowledges that it has received a copy of the Credit Agreement (as amended) and agrees to be bound to the terms and conditions set forth therein and (4) acknowledges, represents and agrees that its respective covenants, representations, warranties and other obligations set forth in the Credit Agreement and the other Credit Documents to which it is a party remain in full force and effect.

     (B) Each Credit Party hereby confirms that each of the Security Documents to which it is a party shall continue to be in full force and effect and is hereby ratified and reaffirmed in all respects as if fully restated as of the date hereof by this Amendment. In furtherance of the reaffirmations set forth in this Section 5(B) each Credit Party hereby grants and assigns a security interest in all Collateral (including, without limitation, any real property or other Collateral) identified in any Security Document as collateral security for the Credit Party Obligations.

     Section 6. Miscellaneous.

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     (A) Limited Amendment. Except as expressly provided herein, the Credit Agreement shall remain unmodified and in full force and effect. This Amendment shall not be deemed (1) to be a waiver of, or consent to, a modification or amendment of, any other term or condition of the Credit Agreement or any other Credit Document or (2) to prejudice any other right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Credit Documents or any of the instruments or agreements referred to therein, as the same may be amended or modified from time to time. References in the Credit Agreement (including references to such Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, and “hereof”) and in any Credit Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

     (B) Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.

     (C) Further Assurances. Upon the request of the Administrative Agent and at the sole expense of the Borrower, the Borrower will promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further actions as the Administrative Agent may reasonably request to effectuate the provisions and purposes of this Amendment.

     (D) Fax Transmission. A facsimile, telecopy or other reproduction of this Amendment may be executed by one or more parties hereto, and an executed copy of this Amendment may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Amendment as well as any facsimile, telecopy or other reproduction hereof.

     (E) Governing Law. This Amendment shall be governed by, and construed and interpreted in accordance with, the law of the State of New York..

[Signature Pages Follow]

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     IN WITNESS WHEREOF, each of the parties hereto have caused this Amendment to be duly executed and delivered by its proper and duly authorized officers as of the day and year first above written.

BORROWER:	DEAN FOODS COMPANY, a Delaware corporation

By:

	Name:	Cory Olson
	Title:	Senior Vice President – Finance

GUARANTORS:	31 LOGISTICS, INC., a Delaware corporation
ALTA-DENA CERTIFIED DAIRY, INC., a Delaware corporation
BARBER ICE CREAM, LLC, a Delaware limited liability company
BARBER MILK, INC., a Delaware corporation (formerly known as Barber Dairies, Inc., by change of name only)
BERKELEY FARMS, INC., a California corporation
BROUGHTON FOODS, LLC, a Delaware limited liability company
COUNTRY DELITE FARMS, LLC, a Delaware limited liability company
COUNTRY FRESH, LLC, a Michigan limited liability company
CREAMLAND DAIRIES, INC., a New Mexico corporation
DAIRY FRESH, LLC, a Delaware limited liability company
DEAN DAIRY HOLDINGS, LLC, a Delaware limited liability company
DEAN DAIRY PRODUCTS COMPANY, a Pennsylvania corporation
DEAN FOODS BUSINESS SERVICES COMPANY, a Delaware corporation
DEAN FOODS COMPANY OF CALIFORNIA, INC., a Delaware corporation
DEAN FOODS COMPANY OF INDIANA, INC., a Delaware corporation

Each of the above:

By:

	Name:	Cory Olson
	Title:	Authorized Agent

DEAN FOODS NORTH CENTRAL, INC., a Delaware corporation
DEAN HOLDING COMPANY, a Delaware corporation (formerly known as Blackhawk Acquisition Corp., successor by merger to Dean Foods Company, a Delaware corporation)
DEAN ILLINOIS DAIRIES, LLC, a Delaware limited liability company
DEAN INTERNATIONAL HOLDING COMPANY, a Delaware corporation
DEAN MANAGEMENT CORPORATION, a Delaware corporation (formerly known as Suiza Management Corporation, by change of name only)
DEAN MIDWEST II, LLC, a Delaware limited liability company
DEAN MIDWEST, LLC, a Delaware limited liability company
DEAN MILK COMPANY, INC., a Kentucky corporation
DEAN NORTHEAST II, LLC, a Delaware limited liability company
DEAN NORTHEAST, LLC, a Delaware limited liability company (formerly known as Suiza GTL, LLC, by change of name only)
DEAN PICKLE AND SPECIALTY PRODUCTS COMPANY, a Wisconsin corporation
DEAN PUERTO RICO HOLDINGS, LLC, a Delaware limited liability company (formerly known as Suiza Dairy Corporation by change of name only)
DEAN SOCAL, LLC, a Delaware limited liability company (formerly known as Suiza SoCal, LLC by change of name only)
DEAN SOUTHEAST II, LLC, a Delaware limited liability company
DEAN SOUTHEAST, LLC, a Delaware limited liability company (formerly known as Suiza Southeast, LLC, by change of name only)
DEAN SOUTHWEST II, LLC, a Delaware limited liability company
DEAN SOUTHWEST, LLC, a Delaware limited liability company (formerly known as Suiza Southwest, LLC, by change of name only)
DEAN SPECIALTY FOODS GROUP, LLC, a Delaware limited liability company

Each of the above:

By:

Name:	Cory Olson
Title:	Authorized Agent

DEAN TRANSPORTATION, INC., an Ohio corporation
DIPS GP II, INC., a Delaware corporation
DIPS GP, INC., a Delaware corporation
DIPS LIMITED PARTNER II, a Delaware statutory trust (formerly known as DTMC, Inc.)
DIPS LIMITED PARTNER, a Delaware entity (formerly known as Dips LP, Inc.)
ELGIN BLENDERS, INCORPORATED, an Illinois corporation
FAIRMONT DAIRY, LLC, a Delaware limited liability company
GANDY’S DAIRIES, INC., a Texas corporation
GOLDEN VALLEY DAIRY, LLC, a Delaware limited liability company
HORIZON ORGANIC DAIRY, IDAHO FARM, INC., a Colorado corporation
HORIZON ORGANIC DAIRY, MARYLAND FARM, INC., a Colorado corporation
HORIZON ORGANIC HOLDING CORPORATION, a Delaware corporation
HORIZON ORGANIC INTERNATIONAL, INC., a Delaware corporation
INTERNATIONAL DAIRY HOLDINGS, LLC, a Delaware limited liability company
KOHLER MIX SPECIALTIES OF MINNESOTA, LLC, a Delaware limited liability company (formerly known as M-Foods Dairy, LLC)
KOHLER MIX SPECIALTIES, LLC, a Delaware limited liability company (formerly known as M-Foods Dairy TXCT)
LAND-O- SUN DAIRIES, LLC, a Delaware limited liability company
LIBERTY DAIRY COMPANY, a Michigan corporation
LOUIS TRAUTH DAIRY, LLC, a Delaware limited liability company
MARATHON DAIRY INVESTMENT CORP., a Minnesota corporation
MAYFIELD DAIRY FARMS, INC., a Delaware corporation
MCARTHUR DAIRY, INC., a Florida corporation
MEADOW BROOK DAIRY COMPANY, a Pennsylvania corporation

Each of the above:

By:

Name:	Cory Olson
Title:	Authorized Agent

MELODY FARMS, L.L.C., a Delaware limited liability company
MIDWEST ICE CREAM COMPANY, a Delaware corporation (formerly known as Dean Foods Ice Cream Company, by change of name only)
MODEL DAIRY, LLC, a Delaware limited liability company
MORNINGSTAR FOODS, LLC, a Delaware limited liability company
MORNINGSTAR SERVICES INC., a Delaware corporation
NEW ENGLAND DAIRIES, LLC, a Delaware limited liability company
PET O’FALLON, LLC, a Delaware limited liability company
PURITY DAIRIES, INCORPORATED, a Delaware corporation
RED OAK MILK, LLC, a Delaware limited liability company
REITER DAIRY OF AKRON, INC., an Ohio corporation (formerly known as Reiter Akron, Inc.)
REITER DAIRY OF SPRINGFIELD, LLC, a Delaware limited liability company (formerly known as Reiter Springfield, LLC)
ROBINSON DAIRY, LLC, a Delaware limited liability company
SCHENKEL’S ALL-STAR DAIRY, LLC, a Delaware limited liability company
SCHENKEL’S ALL-STAR DELIVERY, LLC, a Delaware limited liability company
SFG MANAGEMENT LIMITED LIABILITY COMPANY, a Delaware limited liability company
SHENANDOAH’S PRIDE, LLC, a Delaware limited liability company
SOUTHERN FOODS HOLDINGS, a Delaware statutory trust (formerly known as Southern Foods Holding Company, LLC)
SUIZA DAIRY GROUP HOLDINGS, INC., a Delaware corporation (formerly known as Preferred Holdings, Inc.)
SUIZA DAIRY GROUP, INC., a Delaware corporation (formerly known as Suiza Dairy Group, L.P.)

Each of the above:

By:

Name:	Cory Olson
Title:	Authorized Agent

SULPHUR SPRINGS CULTURED SPECIALTIES, LLC, a Delaware limited liability company
SWISS II, LLC, a Delaware limited liability company
SWISS PREMIUM DAIRY, INC., a Delaware corporation (formerly known as Wengert’s Dairy, Inc.)
T.G. LEE FOODS, INC., a Florida corporation
TERRACE DAIRY, LLC, a Delaware limited liability company
TUSCAN/ LEHIGH DAIRIES, INC, a Delaware corporation (formerly known as Tuscan/Lehigh Dairies, L.P.)
VERIFINE DAIRY PRODUCTS CORPORATION OF SHEBOYGAN, INC., a Wisconsin corporation
WHITEWAVE FOODS COMPANY, a Delaware corporation (formerly known as White Wave Foods Company, formerly known as Dean National Brand Group, Inc., formerly known as Morningstar Foods Inc.)
WHITE WAVE, INC., a Colorado corporation

Each of the above:

By:

Name:	Cory Olson
Title:	Authorized Agent

DEAN SPECIALTY INTELLECTUAL PROPERTY SERVICES, L.P., a Delaware limited partnership

By:	DIPS GP II, INC., its general partner

By:

Name:	Cory Olson
Title:	Authorized Agent

DEAN INTELLECTUAL PROPERTY SERVICES II, L.P., a Delaware limited partnership

By:	DIPS GP II, INC., its general partner

By:

Name:	Cory Olson
Title:	Authorized Agent

DEAN INTELLECTUAL PROPERTY SERVICES, L.P., a Delaware limited partnership

By:	DIPS GP, INC., its general partner

By:

Name:	Cory Olson
Title:	Authorized Agent

SOUTHERN FOODS GROUP, L.P., a Delaware limited partnership

By:	SFG MANAGEMENT LIMITED LIABILITY COMPANY, a Delaware limited liability company

By:

Name:	Cory Olson
Title:	Authorized Agent

AGENTS AND LENDERS:	WACHOVIA BANK, NATIONAL ASSOCIATION, in its capacity as Administrative Agent and individually in its capacity as a Lender, on behalf of itself and the other Lenders (other than the Syndication Agent) pursuant to the Authorization

By:

Name:
Title:

JPMORGAN CHASE BANK, N.A. in its capacity as Syndication Agent and individually in its capacity as a Lender

By:

Name:
Title:

ANNEX I

Form of Lender Authorization

LENDER AUTHORIZATION

_________ __, 2005

Wachovia Bank, National Association,
     as Administrative Agent
Mail Code: NC-0760
301 South College Street
Charlotte, NC 28288-0760
Attn: Syndication Agency Services

Re:	First Amendment dated as of ___, 2005 (the “First Amendment”) to the Amended and Restated Credit Agreement dated as of August 3, 2004 (as amended, restated, supplemented or otherwise modified from time to time) by and among DEAN FOODS COMPANY (the “Borrower”), the Guarantors party thereto, the Lenders party thereto (the “Lenders”), WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”), JPMORGAN CHASE BANK, N.A., as Syndication Agent and BANK OF AMERICA, N.A., HARRIS TRUST AND SAVINGS BANK and SUNTRUST BANK, each as a Documentation Agent.

     This letter acknowledges our receipt and review of the First Amendment in the form posted on the Dean Foods Intralinks or SyndTrak workspace. By executing this letter, we hereby authorize the Administrative Agent to execute and deliver the First Amendment on our behalf.

     Each financial institution executing this Authorization agrees or reaffirms that it shall be a party to the Credit Agreement and the other Credit Documents to which Lenders are parties and shall have the rights and obligations of a Lender under each such agreement.

[Insert name of applicable financial institution]

By:

Name:

Title: